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Golden American Life Insurance Company
Separate Account B of Golden American Life Insurance Company


                              PROSPECTUS SUPPLEMENT
                             Dated September 5, 2002

                          Supplement to the Prospectus
                               Dated July 31, 2002

            Deferred Combination Variable and Fixed Annuity Contract
                issued by Golden American Life Insurance Company
                  ("ING GoldenSelect Opportunities Prospectus")

                   -------------------------------------------

                    The following information supplements and
                    replaces certain information contained in
                 the Profile and Prospectus dated July 31, 2002
                   for Deferred Combination Variable and Fixed
              Annuity Contracts The capitalized terms used in this
                       supplement have the same meaning as
       those in the Prospectus. You should keep this supplement with your
                             Profile and Prospectus.

ING GOLDENSELECT OPPORTUNITIES contracts issued for delivery in the State of Washington will have a "5.5% Enhanced Death Benefit" and a "Max 5.5 Enhanced Death Benefit." The "7% Solution Enhanced Death Benefit" and the "Max 7 Enhanced Death Benefit" referred to in the Profile and Prospectus are not available and not offered in the State of Washington. All references to the "7% Solution Enhanced Death Benefit" and the "Max 7 Enhanced Death Benefit" as described in the Profile and Prospectus should be changed to the "5.5% Solution Enhanced Death Benefit" and a "Max 5.5 Enhanced Death Benefit." The following supplements the information in the Profile and Prospectus and is made part of those documents.

The charges, fees and expenses for the ING GOLDENSELECT OPPORTUNITIES contracts with the "5.5% Solution Enhanced Death Benefit" and "Max 5.5% Enhanced Death Benefit" are as described in the Profile and Prospectus with the exception of the mortality and expense risk charges. The categories of contract owners are also described in the prospectus. If you are unsure of which category you are, please call our Customer Service Center at 1-800-366-0066. For Yr-2001, May-2001 and May-2002 Contract Owners

                                             5.5% Solution        Max 5.5
                                             -------------        -------
         Mortality & Expense Risk Charge         1.40%             1.55%
         Asset-Based Administrative Charge       0.15%             0.15%
                                                 -----             -----
                  Total                          1.55%             1.70%

The mortality and expense risk charge is deducted each business day at the rate of .003863% (5.5% Solution), or .004280% (Max 5.5), respectively, for each day since the previous business day. The Asset-Based Administrative Charge is deducted each business day at the rate of .000411%.
This supplement should be retained with your ING GOLDENSELECT OPPORTUNITIES Prospectuses.


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Golden American Life Insurance Company
Golden American Life Insurance Company is a stock company domiciled in Delaware.

124744-Opportunities Prospectus                                        09/05/02